INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL SYSTEMS

DECEMBER 2010 Exhibit 99.1

•
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Such forward-
looking statements include, but are not necessarily limited to, our anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar statements concerning anticipated future events and expectations that are not historical facts.
•
These forward-looking statements are based on current information and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including our reliance on contracts and subcontracts funded by the U.S. government, intense competition in the ground systems industry, the competitive bidding process to which our government and commercial contracts are subject, our dependence on the satellite industry for most of our revenues, rapid technological changes in the satellite industry, our acquisition strategy and other risks and uncertainties noted in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended September 24, 2010, and subsequent filings. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
INTEGRAL SYSTEMS
SAFE HARBOR

Providing Innovative Technology That
CONNECTS AND PROTECTS

5-Year Revenue Performance
Revenue ($M)
$180
$150
$120
$90
$60
$30
$0
2006
2007
2008
2009
2010

INTEGRAL SYSTEMS™

RT LOGIC
an Integral Systems Company

NEWPOINT™ TECHNOLOGIES, INC.
An Integral Systems Company

SAT CORPORATION
An Integral Systems Company

LUMISTAR
An Integral Systems Company

25 YEAR
INTEGRAL SYSTEMS
NASDAQ

INTEGRAL SYSTEMS AT A GLANCE The Integral Systems Family of Solution Providers • NasdaqGS: ISYS • Founded: 1982 • Employees: ~700 employees • Locations: 17 locations

Department of the Air Force
NASA
NOAA
National Reconnaissance Office
White Sands Missile Range

Intelsat
SES
ITT Engineered for life
General Dynamics
Mitsubishi Electric Changes for the Better
EUMETSAT
Honeywell

Aleut communications services
cnes
eutelsat
EchoStar
NSPO
Ascent Media
Qwest Spirit of Service™

Northrop Grumman
Boeing
Iridium Satellite
ProtoStar
Harris
QinetiQ

SKY Perfect JSAT Corporation
Lockheed Martin
APL Applied Physics Laboratory
SingTel
B-SAT

Telesat
BT
XM
kt

INTEGRAL SYSTEMS

4 INTEGRAL SYSTEMS DIVERSIFIED GLOBAL CUSTOMER BASE A Leader in Our Industry: • U.S. SBA Region III Contractor of the Year, 2009 • Washington Post Top 200 Companies, 2009

North American Region

- Intelsat
- SES World Skies
- Telesat
- Echostar
- DirecTV
- Worldspace
- ICO
- Hughes Network Systems
- XTAR
- Satmex
- Sirius XM Radio
- SkyTerra
- Viasat
- GE Satellite
- Ciel Satellite
- Terrastar
- QuetzSat

Europe, Middle East, Africa Region

- Eutelsat
- SES Astra
- SES Sirius
- SES World Skies
- Arabsat
- Hispasat
- Hellas Sat
- Telenor
- Thuraya
- Paradigm
- Hidesat (Spainsat)
- RASCOM
- Nilesat
- Spacecom
- Petrosat
- REDSAT
- Intersputnik
- RSCC
- Inmarsat
- Turksat
- Yahsat
- OverHorizon
- Nigcomsat
- Avanti
- Paksat
- Azerspace
- Gascom

South American Region

- AR-SAT
- Skynet do Brasil
- Hispamar (Amazonas-1)
- Star One
- Venesat

Asia Pacific Region

- B-SAT
- Optus
- Skyperfect JSAT
- NTT-DoCoMo
- VNPT/VTI
- ProtoStar
- Indovision
- Indosat
- KT Corporation
- SingTel
- ABS/Mabuhay
- AsiaSat
- MEASAT
- Thaicom
- China Satcom
- Chunghwa Telecom
- APT Satellite
- ISRO
- Kazsat
- Telkom

■ = Use 1 or more ISI product lines

5

INTEGRAL SYSTEMS

INTEGRAL SYSTEMS MARKET LEADER IN COMMERCIAL SPACE CONTROL

Command and Control

- Integrated Satellite and Ground Control (EPOCH)
- Consolidated Tracking, Telemetry and Command

COMMAND + CONTROL

SIGNAL PROCESSING + DATA COMM.

ENTERPRISE NETWORK MGMT.

COMM. INFO ASSURANCE

SERVICES

INTEGRAL SYSTEMS

Enterprise Network Management
•
Communications Infrastructure Management (Newpoint Compass)
•
Remote Site Monitoring (Newpoint Mercury)
Signal Processing & Data Communications
•
Software-Defined Front-End Systems (RT Logic)
•
SATCOM-On-The-Move (SATCOM Solutions)
Communications Information Assurance
•
Interference Detection; RF Monitoring; Digital Signal Processing
•
Spectrum Monitoring (SigMon), Interference Geolocation (satID)
Services
•
Satellite Communications Network Operations (SATCOM NetOps)
•
Subscription Services
INTEGRAL SYSTEMS
MARKET SEGMENTS

Military & Intelligence Group	Civil & Commercial Group	Products Group	Services Group (IS3)
Markets	• US Air Force • DISA • U.S. Army, U.S. Navy • Intelligence Comm.	• NASA/NOAA/DHS • Commercial Operators • International Military • NATO	• U.S. Military • Satellite Operators • Network Operators • Military Test Range	• Commercial and government satellite operators • Telecommunications • Media
Programs & Capabilities	• CCS-C (USAF) • RAIDRS (USAF) • SCNC (USAF) • SAR-Lupe (Other) • Space Situational Awareness	• Intelsat, SES, • Antenna/RF systems integration • Expansion to Regulators	• Front-End Processors (RF to Digits; Digits to RF) • Interference detection, characterization, and geolocation	• Satellite Communications Network Operations • Network Infrastructure (Engineering, Operations, Remote Infrastructure Management)

7

INTEGRAL SYSTEMS

INTEGRAL SYSTEMS ALIGNED OPERATIONS

X, Ku, and Ka Band Micro Terminals
•
Smaller, Lighter, More Power Efficient SATCOM Terminals
•
Enable SATCOM-on-the-Move for Military, Special Operations,
National Guard, Government Agencies
SATCOM Solid State Power Amplifiers (SSPA)
•
Smaller, Lighter, More Power Efficient
•
Ku, Ka -Band 25W – 100W
•
Travelling Wave Tube Amplifier (TWTA) Replacement
Space Situational Awareness & Cyber Security
•
RF Interference, Detection, Geolocation & Cataloging
•
Cyber Enabled Products
•
Space Situational Awareness Architecture
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES

Intelligence Programs
•
Satellite Command &Control (Market Leader for Commercial Geo
Operations)
•
SATCOM RFI Detection, Characterization, & Geolocation
•
SATCOM Data Link Information Assurance & Cyber Security
Unmanned Aerial Systems (UAS)
•
Common Data Link Test Sets – We Are the Gold Standard
•
UAS Modems & Communication Systems
•
UAS Flight & Ground RF Interference (RFI) Detection &
Countermeasure Systems
Network Operations Services
•
Global Quality of Service, RFI Detection & Geolocation Services for
Future COMSATCOM Services Acquisition (FCSA)
•
RFI, Geolocation, & Network Operations Outsourcing for SATCOM
Network Providers
•
SATCOM Data Link Information Assurance & Cyber Security
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES

Physical Map of the World, April 2004
CANADA
RUSSIA
CHINA
Antarctica

INTEGRAL SYSTEMS

10 INTEGRAL SYSTEMS GLOBAL SERVICES CAPABILITIES

11 FINANCIAL OVERVIEW

Recent Developments
•
Accounting
– $2.8M Lease Reserve on Previous HQ Facility
o
Anticipate Cash Generation of ~$1M over 5 Years
– Resolved Material Weakness in Revenue Recognition
– Resolving Material Weakness in Internal Controls in
Financial Reporting
•
Operations:
– Announced Agreement with the Vintage Group
– Announced over $50M in Contract Awards
– Announced new RFI Mitigation Capabilities for Test
Ranges
Recent Contract Announcements
•
SATCOM Solutions Division Awarded $5M IDIQ
•
Integral Systems Awarded $4.1M Contract to
Upgrade NOAA Polar Ground System
•
Integral Systems Service Solutions (IS3) Awarded
Contract with U.S. Strategic Command
•
First Publicly Disclosed Award for IS3
FY11 GUIDANCE
Revenue
$205M - $215M
Gross Profit Margin
33% - 35%
EBITDA
$20M - $24M
Earnings Per Share
$0.25 - $0.30
INTEGRAL SYSTEMS
RECENT DEVELOPMENTS

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2006
2007
2008
2009
2010
Funded
Unfunded
Bookings

INTEGRAL SYSTEMS

Key Opportunities
FY11 – FY12
• USAF Joint Space Operations Center Mission
Systems (JSpOC MS) High Accuracy Catalog
• USAF RAIDRS ECP-009 & ECP-010
• Future COMSATCOM Service Acquisition
(FCSA)
• Army SMD Wideband SATCOM Operations &
Technical Service (WSOTS)
• Intelligence Community
• International: Focus on Latin America, India
and Middle East
INTEGRAL SYSTEMS
BOOKINGS, BACKLOG, AND PIPELINE
Information reflect FY2010 results as reported 12/8/10

36.1%
54.7%
13.9%
Military & Intelligence
Commercial & Civil
Products

12%
88%
International
United States

INTEGRAL SYSTEMS

*BASED UPON FY 2010 RESULTS DOES NOT ACCOUNT FOR INTERCOMPANY ELIMINATION
**BASED UPON FY 2009 RESULTS DOES NOT ACCOUNT FOR INTERCOMPANY ELIMINATION
FY 2010 SALES BY SEGMENT*
INTEGRAL SYSTEMS
FY2010 SALES DISTRIBUTION
Information reflect FY2010 results as reported 12/8/10
FY 2010 SALES GEOGRAPHY**

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$128.7
$160.2
$159.9
$179.9
$210.0
$240.0
2007
2008
2009
2010
2011(E)
2012(E)

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$20.8
$28.7
$8.0
$8.2
$22.6
$28.5
2007
2008
2009
2010
2011(E)
2012(E)

40%
39%
38%
37%
36%
35%
34%
33%
32%
31%
30%
32.9%
37.6%
34.5%
38.6%
34.0%
34.0%
2007
2008
2009
2010
2011(E)
2012(E)

$10.0
$8.0
$6.0
$4.0
$2.0
$-
$2.3
$4.7
$4.4
$6.0
$8.0
$6.0
2007
2008
2009
2010
2011(E)
2012(E)

INTEGRAL SYSTEMS

15 REVENUE EBITDA GROSS PROFIT MARGIN CAPITAL EXPENDITURES INTEGRAL SYSTEMS FINANCIAL PERFORMANCE & EXPECTATIONS Information reflect FY2010 results as reported 12/8/10

Best in Class Products

World Class Engineering

Extensive, Diversified Customer Base

28 Years of Innovation

INTEGRAL SYSTEMS

16 INTEGRAL SYSTEMS SUMMARY

17 BACK UP INTEGRAL SYSTEMS

USE OF NON-GAAP FINANCIAL MEASURES
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance. Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance. The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below are reconciliations of fiscal years 2007 - 2012 net income to EBITDA:
2007 2008 2009 2010 2011(E) 2012(E)
($ millions)
Net Income (Loss) $          12.8 $          18.2 $            1.1 $         (2.4) $            4.1 $          10.1
Other (Income ) Expense, net $         (2.2) $         (0.3) $            0.1 $            1.2 $            2.4 $            1.2
Provision for Income Taxes (Benefit) $            6.3 $            7.1 $         (1.0) $         (0.3) $            3.5 $            5.0
Income (Loss) From Operations $          16.9 $          25.0 $            0.2 $         (1.5) $          10.0 $          16.3
Non-Cash Stock Compensation $            0.9 $            1.1 $            3.5 $            2.6 $            2.3 $            1.7
Depreciation and Amortization $            3.0 $            2.6 $            4.3 $            7.1 $          10.3 $          10.5
EBITDA $           20.8 $          28.7 $            8.0 $            8.2 $          22.6 $          28.5

USE OF NON-GAAP FINANCIAL MEASURES
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance. Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance. The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below is a quarterly reconciliation of fiscal years 2010 and
2009 net income to EBITDA:
($ millions)
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
25-Dec-2009 26-Mar-2010 25-Jun-2010 24-Sep-2010 26-Dec-2008 27-Mar-2009 26-Jun-2009 25-Sep-2009
Q1 2010 Q2 2010 Q3 2010 Q4 2010
Fiscal Year
2010
Q1 2009 Q2 2009 Q3 2009 Q4 2009
Fiscal Year
2009
Net Income (Loss) $               1.2 $               0.1 $             (3.8) $               0.1 $          (2.4) $              1.0 $              2.7 $          (1.5) $          (1.1) $           1.1
Other(Income) Expense $               0.2 $            (0.1) $               0.3 $               0.8 $             1.2 $              0.0   $              0.0   $          (0.1) $             0.0   $        (0.1)
Provision for Income Taxes (Benefit)
$               0.6 $               0.3 $             (1.6) $               0.4 $          (0.3) $              0.3 $              1.5 $          (2.4) $          (0.4) $        (1.0)
Income (Loss) from Operations $               2.0 $               0.3 $             (5.1) $               1.3 $          (1.5) $              1.3 $              4.2 $          (3.8) $          (1.5) $           0.2
Non-Cash Stock Compensation $               0.6 $               0.6 $               0.9 $               0.5 $            2.6 $              1.0 $              0.6 $             1.0 $             0.9 $           3.5
Depreciation & Amortization $               1.4 $               1.2 $               2.4 $               2.1 $            7.1 $              0.6 $              1.0 $             1.3 $             1.4 $           4.3
EBITDA $               4.0 $               2.2 $            (1.8) $               3.8 $            8.2 $              2.9 $              5.8 $          (1.5) $             0.8 $           8.0